Exhibit 10.4(b)

      AMENDMENT NO. 1 TO REDUCING REVOLVING LOAN AGREEMENT

       This Amendment No. 1 to Reducing Revolving Loan Agreement (this "Amendment") dated as of November 3, 1995 is entered into with reference to the Reducing Revolving Loan Agreement dated as of October 4, 1994 among Aztar Corporation ("Parent"), Adamar of New Jersey, Inc. ("ANJI"), Ramada Express, Inc. ("REI" and, collectively with Parent and ANJI, the "Borrowers"), the Banks party thereto, Societe Generale and Midlantic Bank, N.A., as Lead Managers, Bank One Arizona, N A and Credit Lyonnais, as Co-Agents, Bankers Trust Company, as Co-Managing Agent, and Bank of America National Trust and Savings Association, as Managing Agent, (the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

       Borrowers and the Managing Agent, acting with the consent of the Requisite Banks pursuant to Section 11.2 of the Loan
Agreement, agree as follows:

       1.   Amendment to Section 1.1 - Adjusted Funded Debt.
Section 1.1 of the Loan Agreement is amended to revise the definition of "Adjusted Funded Debt" by striking clause (a) thereof and substituting in its place the following:

       "(a) all outstanding letters of credit on that date (other than any letter of credit to the extent collateralized by the deposit with the issuing bank of Cash, Cash
       Equivalents or a certificate of deposit or other deposit account of the issuing bank as collateral security therefor),"

       2.   Amendment to Section 1.1 - Annualized Adjusted
EBITDA. Section 1.1 of the Loan Agreement is amended to revise the definition of "Annualized Adjusted EBITDA" as follows:

            (a)  by striking "(a)" in the second line thereof;

            (b)  by striking "(b)" in the fourth line thereof;

            (c) by substituting the word "adjusted," for the word "plus" in the fourth line thereof; and

            (d)  by inserting the word "by" before the word
                 "such" in the ninth line thereof.

       3. Amendment to Section 1.1 -- Banking Day. Section 1.1 of the Loan Agreement is amended to revise the definition of "Banking Day" by adding the word "Nevada," after the word
"California" in the third line thereof.

       4. Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon the receipt by the Managing Agent of all of the following, each properly executed by a Responsible Official of each party thereto and dated as of the date hereof:

                 (a) Counterparts of this Amendment executed by all parties hereto;

                 (b)  Written consents of each of the Significant
       Subsidiaries to the execution, delivery and performance hereof, substantially in the form of Exhibit A to this Amendment; and

                 (c) Written consent of the Requisite Banks as required under Section 11.2 of the Loan Agreement in the form of Exhibit B to this Amendment.

       5. Representation and Warranty. Borrowers represent and warrant to the Managing Agent and the Banks that no Default or Event of Default has occurred and remains continuing.

       6. Confirmation. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

       IN WITNESS WHEREOF, Borrowers and the Managing Agent have executed this Amendment as of the date first written above by their duly authorized representatives.


AZTAR CORPORATION
AZTAR OF NEW JERSEY, INC.
RAMADA EXPRESS, INC.



By:    N. W. ARMSTRONG, JR.
          Nelson W. Armstrong, Jr.
             Vice President


BANK OF AMERICA NATIONAL TRUST AND
SAVINGS ASSOCIATION, as Managing Agent


By: PEGGY A. FUJIMOTO
    Peggy A. Fujimoto, Vice President

                    Exhibit A to Amendment

               CONSENT OF SUBSIDIARY GUARANTORS

          Reference is hereby made to that certain Reducing Revolving Loan Agreement dated as of October 4, 1994 among Aztar Corporation ("Parent"), Adamar of New Jersey, Inc. ("ANJI"), Ramada Express, Inc. ("REI" and, collectively with Parent and ANJI, the "Borrowers"), the Banks party thereto, Societe Generale and Midlantic Bank, N.A., as Lead Managers, Bank One Arizona, N A and Credit Lyonnais, as Co-Agents, Bankers Trust Company, as Co-Managing Agent, and Bank of America National Trust and Savings Association, as Managing Agent, (the "Loan Agreement").

          Each of the undersigned hereby consents to the execution, delivery and performance by Borrowers and the Managing Agent of Amendment No. 1 to the Loan Agreement.

          Each of the undersigned represents and warrants to the Managing Agent and the Banks that there is no defense, counterclaim or offset of any type or nature to the Subsidiary Guaranty, and that the same remains in full force and effect.

Dated:  November 3, 1995


HOTEL RAMADA OF NEVADA


By: N. W. ARMSTRONG, JR.
     Nelson W. Armstrong, Jr.
     Title: Vice President


AZTAR DEVELOPMENT CORPORATION


By: NEIL A. CIARFALIA
     Neil A. Ciarfalia
     Title: Treasurer


AZTAR INDIANA GAMING CORPORATION


By: N. W. ARMSTRONG, JR.
     Nelson W. Armstrong, Jr.
     Title: Vice President

AZTAR MISSOURI GAMING CORPORATION


By: N. W. ARMSTRONG, JR.
     Nelson W. Armstrong, Jr.
     Title: Vice President


RAMADA NEW JERSEY, INC.


By: N. W. ARMSTRONG, JR.
     Nelson W. Armstrong, Jr.
     Title: Vice President


ATLANTIC-DEAUVILLE INC.


By: N. W. ARMSTRONG, JR.
     Nelson W. Armstrong, Jr.
     Title: Vice President


ADAMAR GARAGE CORPORATION


By: N. W. ARMSTRONG, JR.
     Nelson W. Armstrong, Jr.
     Title: Vice President


RAMADA NEW JERSEY HOLDINGS CORPORATION


By: N. W. ARMSTRONG, JR.
     Nelson W. Armstrong, Jr.
     Title: Vice President


MANCHESTER MALL, INC.


By: N. W. ARMSTRONG, JR.
     Nelson W. Armstrong, Jr.
     Title: Vice President

                    Exhibit B to Amendment

                        CONSENT OF BANK

          Reference is hereby made to that certain Reducing Revolving Loan Agreement dated as of October 4, 1994 among Aztar Corporation ("Parent"), Adamar of New Jersey, Inc. ("ANJI"), Ramada Express, Inc. ("REI" and, collectively with Parent and ANJI, the "Borrowers"), the Banks party thereto, Societe Generale and Midlantic Bank, N.A., as Lead Managers, Bank One Arizona, N A and Credit Lyonnais, as Co-Agents, Bankers Trust Company, as Co-Managing Agent, and Bank of America National Trust and Savings Association, as Managing Agent, (the "Loan Agreement").

          The undersigned Bank hereby consents to the execution and delivery of Amendment No. 1 to Reducing Revolving Loan
Agreement by the Managing Agent on its behalf, substantially in the form of a draft dated on or about October 24, 1995 presented to the undersigned Bank.


          Date:            , 1995


_____________________________________
[Name of Institution]



By ___________________________________

______________________________________
       [Printed Name and Title]

The Consent of Bank, Exhibit B to Amendment No. 1, was dated and signed by the following parties:

     Date     Name of Institution       Name               Title

Nov. 3, 1995  Bank of America     Jon Varnell        Managing Director

Nov. 2, 1995  Credit Lyonnais
               Los Angeles
                Branch            Thierry F. Vincent Vice President
               Cayman Island
                Branch            Thierry F. Vincent Vice President

Oct. 30, 1995 First Security      Brian W. Cook      Vice President
               Bank of Idaho, N.A.

Oct. 1995     Bank of Scotland    Catherine M.       Vice President
                                   Oniffrey

Oct. 30, 1995 The Daiwa Bank,     David M. Lawrence  Vice President
               Limited                                and Manager
                                  Bradford E.        Assistant Vice
                                   Chambers           President

Oct. 1995     Bankers Trust       Mary Jo Jolly      Assistant Vice
               Company                                President

Oct. 26, 1995 Societe Generale    Donald L. Schubert Vice President

Oct. 31, 1995 Bank One            Clifford A. Payson Vice President
               Arizona, NA

Nov. 3, 1995  Midlantic Bank,     Dolores Kelly      Banking Officer
               N.A.

Oct. 30, 1995 Bank of America,    Alan F. Gordon     Vice President
               Nevada

Oct. 1995     ABN Amro Bank N.V.  Jeffrey A. French  Vice President
                                  Bradford H. Leahy  Corporate Banking
                                                      Officer

Nov. 3, 1995  Natwest Bank NA     John T. Harrison   Vice President